UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report - October 25, 2005

Commission File Number: 0-23863

PEOPLES FINANCIAL SERVICES CORP.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	23-2391852
(State of incorporation)	(IRS Employer Identification No.)

50 MAIN STREET, HALLSTEAD, PA	18822
(Address of principal executive offices)	(Zip code)

(570) 879-2175
(Registrant’s telephone number including area code)

Item 8.01.	Other Events

Peoples Financial Services Corp. has formed Peoples Advisors, LLC (“Advisors”) as a member-managed limited liability company under the laws of the Commonwealth of Pennsylvania, to be a wholly owned subsidiary of the Corporation, for the purpose of providing investment advisory services to the general public.

 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES FINANCIAL SERVICES, CORP.

	/s/	Debra E. Dissinger

Dated: October 25, 2005		By: Debra E. Dissinger
Executive Vice President

	/s/	Frederick J. Malloy

Dated: October 25, 2005		By: Frederick J. Malloy
Asst. Vice President/Controller

	/s/	John W. Ord

Dated: October 25, 2005		By: John W. Ord
President/ CEO/Chairman

	/s/	Joseph M. Ferretti

Dated: October 25, 2005		By: Joseph M. Ferretti
Vice President/Chief Credit Officer